Howard Weil 38 th Annual Energy Conference March 23, 2010 Exhibit 99.1

EXCO Resources, Inc.
Well positioned to exploit significant shale resource base
(1) Reserve estimates based on year end SEC reserve report using 12/31/09 5 year NYMEX strip pricing averaging $6.43 per Mcf for natural gas and $87.44 per Bbl for crude oil adjusted for differentials and excluding hedge effects
(2) Includes development and exploration capital, excluding revisions
•
1.2 Tcfe
(1)
of Proved Reserves
•
Significant Unproved Upside
•
~1.0 million net acres
•
Current net production of ~265 Mmcfe/d
•
800 employees
•
Successfully shifted focus from
acquisitions to developing shale acreage
•
2009 direct finding and development cost
of $1.24
(2)
per Mcfe; $0.71 per Mcf for
Haynesville only

Shifting Our Strategy
Execution of our strategy provided the assets for tremendous future growth
•
Acquisition driven historically
– Sought long-life assets with low risk drilling, strong basis, and proximity to markets
– Focused on areas with follow-up acquisition opportunities
– Entered East Texas / North Louisiana in 1998 pursuing Cotton Valley production
– Entered Appalachia in 2004 pursuing shallow production and consolidation opportunities
•
Discovery of Haynesville and Marcellus shales in East Texas / North
Louisiana and Appalachia, respectively
– Evaluated opportunities and drilled test wells
– Began to expand technical staff
– Sold non-strategic assets in all divisions
Organic production growth rate: 5 – 10% 30 – 40%

Keys to EXCO’s Strategy
• Capital discipline
– Continue to spend within cash flow
– Maintain liquidity
• Held-by-production acreage
– Enables the most efficient execution
of field development
• Appropriate development pace
– Focus on efficiency and effectiveness
to achieve maximum returns
• Focus on midstream and takeaway
– Must control infrastructure to maximize
value
Right Assets Right People Right Strategy
We have a significant position
in two of the most prolific
resource plays in North America
along with a focused core
of non-shale assets
We have a dedicated, industry
leading technical staff and a
management team with a
track record of delivering results
We are financially and
operationally positioned
to effectively grow and
develop our assets, even
in the current industry cycle
Equity Value Growth

Pennsylvania
West Virginia
Texas
Louisiana
EXCO Operations Area

Reserve Base
(1)
Restructured portfolio focused on shale resources
Proved Reserves = 1.2 Tcfe
3P Reserves = 3.0 Tcfe
3P+ Reserves = 15.8 Tcfe
Current Net Production = 265 Mmcfe/d
Gross acreage: ~1,183,000
Net acreage: ~955,000
Proved: 0.3 Tcfe
3P: 0.5 Tcfe
3P+: 11.6 Tcfe
Production: 38 Mmcfe/d
Gross acreage: ~727,000
Net acreage: ~654,000
Permian
Proved: 0.1 Tcfe
3P: 0.1 Tcfe
3P+:  0.3 Tcfe
Production:  18 Mmcfe/d
Gross acreage: ~190,000
Net acreage: ~138,000
East Texas / North Louisiana
Proved: 0.8 Tcfe
3P: 2.4 Tcfe
3P+: 3.9 Tcfe
Production:  209 Mmcfe/d
Gross acreage: ~266,000
Net acreage: ~163,000
Appalachia
(1) Reserve estimates based on year end SEC reserve report using 12/31/09 5 year NYMEX strip pricing averaging $6.43 per Mcf for natural gas and
$87.44 per Bbl for crude oil adjusted for differentials and excluding hedge effects

Average net production (Mmcfe/d)
Outstanding net debt ($ in millions)
YE 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
YE 2009
Q1 2010E
Q2 2010E
Q3 2010E
Q4 2010E

Delivered What We Promised
Achieved our 2009 strategic plan; positioned for significant growth
• Prepared to deliver significant,
sustained organic production
growth
– 50%+ organic growth rate for
2010
– 30% + compound annual
organic growth over the next five
years
• Ability to organically grow
production within cash flow
• Reduced debt by approximately
$1.8 billion or ~60%
– Joint venture with BG Group;
received $1.0 billion of cash and
$400 million carry
– Closed ~$1.1 billion in additional
divestitures; sold non-strategic
assets
-
50
100
150
200
250
300
350
400
450
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
Actual production Production guidance midpoint Outstanding net debt

Capital Flexibility
Continue to adjust spending based on commodity prices
NYMEX gas price 4.00 $     6.00 $     4.00 $     6.00 $
Production (Mmcfe/d) 315 - 329 315 - 329 450 - 475 475 - 500
EBITDA ($ in millions) ~ $460 ~ $550 ~ $500 ~ $800
CAPEX ($ in millions) ~ $482 ~ $482 ~ $550 ~ $700
2011
(2)
2010
(1)
• Capital spending dictated by EBITDA levels
• 2011 capital spending at $6.00/Mmbtu NYMEX reflects increased conventional activity
• Haynesville and Marcellus focus dominate capital spending plans
(1) EBITDA and CAPEX based on guidance midpoint as adjusted for commodity prices
(2) Preliminary estimates based on current plan

2010 Focus
Organic growth via the Haynesville and Marcellus Shales
•
2010 expected capital spending of $482 million
– 102 operated horizontal Haynesville / Bossier wells
– 6 operated horizontal Cotton Valley wells
– 11 Marcellus operated horizontal wells
– 38 Canyon Sand wells
•
Grow our acreage positions in our core shale areas
•
Enhance our midstream businesses
– Evaluating additional expansion opportunities in East Texas / North Louisiana
•
Improve organizational effectiveness
•
Create alliances with service companies to lock in services and supplies

CAMP
MARION
HARRISON
GREGG
SMITH
RUSK
PANOLA
CADDO
BOSSIER
WEBSTER
CLAIBORNE
BIENVILLE
DE SOTO
RED RIVER
SHELBY
CHEROKEE
NACOGDOCHES
NATCHITOCHES
SABINE
SABINE
ANGELINA
EXCO Lease Position
Haynesville Shale Area
0 5 10 15 20
Miles

Haynesville Assets and Efforts
Implementing our growth strategy
• ~53,900 net Haynesville acres
– Actively working to acquire additional
acreage
• 23 Mmcf/d average IP in DeSoto
Parish
– PUD’s booked at an average of 6.6 Bcf
– Average of 2.5 PUD locations booked
per PDP well
• Current Haynesville activity
– 42 operated horizontal wells flowing to
sales
– 13 operated horizontal rigs
– Current net production of ~110 Mmcf/d
• 2010 Haynesville/Bossier plans
– Drill over 100 operated wells
– Initiating down spacing tests
– Pad drilling in progress
– Modifying completions to optimize
performance and reduce costs
EXCO / BG
JV Area

• First 36 wells in DeSoto
Parish have averaged 23.0
Mmcf/d IP’s
• Year to date 2010 wells
have averaged 23.3 Mmcf/d
IP’s
• Excludes 2 wells in DeSoto
Parish testing restricted
choke
Haynesville IP Rate Consistency
23 Mmcf/d average IP in DeSoto Parish
• Consistent flow back procedure and choke management program
• Diligently monitor pressure drawdown on every well
• EXCO IP’s defined as highest 24 hour average flow rate to sales
• Performance is consistent across our DeSoto Parish acreage position; lower rates in Caddo Parish
• Completion procedure optimization studies currently underway
2010 EXCO Operated Haynesville IP's
DeSoto Parish, LA
0
5,000
10,000
15,000
20,000
25,000
30,000
Well 25 Well 26 Well 27 Well 28 Well 29 Well 30 Well 31 Well 32 Well 33 Well 34 Well 35 Well 36

EXCO Gross Operated Haynesville Shale Production
Current Gross Operated Production 360 Mmcf/d; project to exit 2010 at
~795 Mmcf/d gross
0
100
200
300
400
500
600
700
800
900
1,000
Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10
Month
360 Mmcf/d Gross Production
12/4/08:
XCO turns first
horizontal well
to sales
3/14/08:
XCO TD’s first Haynesville
vertical well
8/16/08:
XCO spuds first horizontal well
YE 2010:
Midpoint projection at 795 Mmcf/d

First Haynesville Well - Oden 30 H-6
EUR projections – Large 3P potential
EXCO Resources, Inc.
Oden 30 H-6
DeSoto Parish, Louisiana
Current Type Curve PUD Reserves
EUR = 6.6 Bcf in 30 years
B factor = 1.0
10,000
1,000
100
Current Reservoir Simulation
EUR = 9.5 Bcf in 30 years
B factor = 1.75
• EXCO’s first operated
horizontal Haynesville well
• IP of 22.9 Mmcf/d
December 2008
• 3.5 Bcf cumulative
production to date
• Currently producing 3.3
Mmcf/d
• Flowing tubing pressure
1,700 psi
• 20/64
th
choke

•First 30 day plot on our first hz well
•Increase choke size to a max 26/64
th
•Reduce to 20/64
th
and hold
•Maximum drawdown 3,000 psi
•Recent tests on two wells to further
restrict rate and minimize drawdown
•Increase choke size to a max 20/64
th
•Hold on 20/64
th
•Maximum drawdown 1,800 psi
Choke Management
Consistently restricting drawdowns
Oden Heirs 30H # 6
First 30 days to sales
0
2000
4000
6000
8000
10000
12000
14000
16000
18000
20000
22000
24000
12/3/08
12:00 AM
12/5/08
12:00 AM
12/7/08
12:00 AM
12/9/08
12:00 AM
12/11/08
12:00 AM
12/13/08
12:00 AM
12/15/08
12:00 AM
12/17/08
12:00 AM
12/19/08
12:00 AM
12/21/08
12:00 AM
12/23/08
12:00 AM
12/25/08
12:00 AM
12/27/08
12:00 AM
12/29/08
12:00 AM
12/31/08
12:00 AM
1/2/09
12:00 AM
0
20
40
60
80
100
120
CASING PRESS (psi) GAS (mcfd) CHOKE SIZE      (64ths) WATER (bbls/hr)
Waldron 7-5
First 30 days to sales
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
20,000
22,000
24,000
2/19/10
6:00 AM
2/21/10
6:00 AM
2/23/10
6:00 AM
2/25/10
6:00 AM
2/27/10
6:00 AM
3/1/10
6:00 AM
3/3/10
6:00 AM
3/5/10
6:00 AM
3/7/10
6:00 AM
3/9/10
6:00 AM
3/11/10
6:00 AM
3/13/10
6:00 AM
3/15/10
6:00 AM
3/17/10
6:00 AM
3/19/10
6:00 AM
0
10
20
30
40
50
60
70
80
90
100
110
120
CASING PRESS (psi) GAS (mcfd) CHOKE SIZE      (64ths) WATER (bbls/hr)
First well with restricted choke

Arkansas
Texas
Louisiana
Prospective for Bossier Shale
Haynesville Region
Prospective for Bossier Sands
Prospective for Bossier Sands
150 Miles

Bossier
Drill seven wells during 2010, primarily in DeSoto Parish
Top Bossier
Top Haynesville
Top Limestone
+/- 10,000’
+/- 11,500’
+/- 11,900’
• Potential net gas in place on the JV acreage is ~17 Tcf
• Recovery factor to be determined
• First completion April 2010

TGGT
Pipelines Shown:
TGG
TALCO
Texas
Louisiana
HARRISON
CADDO
BOSSIER
PANOLA
DE SOTO
Texas
Louisiana

EXCO Midstream Operations
East Texas / North Louisiana – Positioned for growth
• Completed 36 inch,
29 mile Haynesville
header system
• Throughput
capacity in excess
of 1.5 Bcf/d
• Constructing
1 Bcf/d of treating
capacity

Lopatofsky 1
Skyline GC 6
Snyder 1
Sterling Run Club 4 & 5
Litke 63M
Bonsall 7
Litke 1H & 2H
Flick 5
Hileman 4
Evanick 6
Blose 1
PA
WV
Wentz 3H & 4H
EXCO Drilled well
EXCO Marcellus Acreage
0 5 10 20 30 40 50
Miles

• Drill to test the play
– Drilled 11 vertical wells to date; two verticals scheduled during 2010
– Plan 11 horizontals in 2010
– Recently TD’d horizontal at 13,396’ TMD (4,650’
lateral); frac scheduled late March
• Acquire seismic
– Identify geologic hazards
– Identify favorable, naturally fractured areas to target
– Current inventory
•
23 square miles of proprietary 3D seismic and
6,967 miles of 2D
– Plan to shoot 200 square miles of 3D in 2010
• Solidify land position
• Identify and develop access to gas markets
• Increase permit inventory for large scale
development; have more than 70 drilling
permits in hand
• Identify and capture growth opportunities
Current Marcellus Activity
~186,000 net  acres in the over-pressured fairway

Liquidity and Financial Position
Financial flexibility to capitalize on opportunities in a low gas price environment
(1) Includes $70.1 million of restricted cash
(2) Excludes unamortized bond premium of $4.0 million
(3) Net of $15.2 million in letters of credit
Consolidated ($ in thousands) December 31, 2009 March 1, 2010
Cash
(1)
127,316 $                  178,973 $
Bank debt (L + 175 - 250bps) 747,564 747,564
Senior notes (7 1/4%)
(2)
444,720 444,720
Total debt 1,192,284 $              1,192,284 $
Net debt 1,064,968 $              1,013,311 $
Borrowing base 1,300,000 $              1,300,000 $
Unused borrowing base
(3)
537,235 $                  537,235
Unused borrowing base plus cash
(3)
664,551 $                  716,208 $

Derivatives Position
As of December 31, 2009, including Q1 2010 transactions
• Total of 95 Bcfe hedged at $7.77 per Mcfe
• Monetized a portion of our derivative portfolio in light of recent divestitures
– $49.1 million of proceeds received in 2009
– Additional $37.9 million received in Q1 2010
• Expect to add additional hedges for 2011 and 2012
(1) Based on the midpoint of 2010 production guidance, Q4 2010 midpoint held flat for 2011-2013
NYMEX Contract Contract Contract
  natural gas price per NYMEX oil price per Equivalent price per Percent
Mmcf Mcf Mbls Bbl Mmcfe Equivalent hedged
(1)
Q1 2010 12,190        7.50 $          110            114.96 $     12,852        8.10 $          55%
Q2 2010 13,803        7.16            111            114.96        14,471        7.72            52%
Q3 2010 13,940        7.16            113            114.96        14,616        7.72            45%
Q4 2010 13,940        7.21            113            114.96        14,616        7.76            43%
2011 20,075        7.04            456            116.00        22,811        8.52            17%
2012 9,150          6.11            92              109.30        9,702          6.80            7%
2013 5,475          5.99            -             -             5,475          5.99            4%
    Total 88,573        7.01 $          995            114.91 $     94,543        7.77 $

Net Asset Value Summary
In millions, except per share and per unit Low Case High Case
E&P
Proved Reserves - 1.2 Tcfe at $2.00 & $2.50 per Mcfe 2,400 $        3,000 $
Unproved Reserves
(1)
(Conventional) - 1.0 Tcfe at $.20 & $.40 per Mcfe
200             400
Unproved Reserves (Haynesville) - 2.4 Tcfe at $.30 & $.50 per Mcfe
720             1,200
Unproved Reserves (Bossier) - 17 Tcfe GIP (Unknown recovery factors)
-              -
BG Group Carry as of 12/31/09 367             367
Marcellus Core Acreage - 186K acres at $5,000 & $7,500 per acre 930             1,395
Marcellus Non-Core Acreage - 157K acres at $1,000 & $2,000 per acre
157             314
E&P Assets 4,774 $        6,676 $
Midstream
TGGT 270             270
Vernon Gathering
60               60
Midstream Assets 330 $          330 $
Hedges
Hedge Value 200 $          200 $
Total Asset Value
5,304 $        7,206 $
Less:  Net Long-term Debt
1,013 $        1,013 $
Equity Value 4,291 $        6,193 $
Fully Diluted Shares 215             215
NAV per Share 19.96 $        28.80 $
(1) Unproved Reserves are exclusive of Marcellus Shale assets

Forward Looking Statements
This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements relate to, among other things, the following:
• our future financial and operating performance and results;
• our business strategy;
• market prices;
• our future use of derivative financial instruments; and
• our plans and forecasts.
We have based these forward-looking statements on our current assumptions, expectations and projections about future events.
We use the words "may," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget" and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other "forward-looking" information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to:
• fluctuations in prices of oil and natural gas;
• imports of foreign oil and natural gas, including liquefied natural gas;
• future capital requirements and availability of financing;
• continued disruption of credit and capital markets and the ability of financial institutions to honor their commitments, such as the events which occurred during the third quarter of 2008 and thereafter, for an extended period of time;
• estimates of reserves and economic assumptions used in connection with our acquisitions;
• geological concentration of our reserves;
• risks associated with drilling and operating wells;
• exploratory risks, including our Marcellus and Huron shale plays in Appalachia and our Haynesville/Bossier shale play in East Texas/North Louisiana;
• risks associated with operation of natural gas pipelines and gathering systems;
• discovery, acquisition, development and replacement of oil and natural gas reserves;
• cash flow and liquidity;
• timing and amount of future production of oil and natural gas;
• availability of drilling and production equipment;
• marketing of oil and natural gas;
• developments in oil-producing and natural gas-producing countries;
• title to our properties;
• competition;
• litigation;
• general economic conditions, including costs associated with drilling and operation of our properties;
• environmental or other governmental regulations, including legislation to reduce emissions of greenhouse gases;
• receipt and collectibility of amounts owed to us by purchasers of our production and counterparties to our derivative financial instruments;
• decisions whether or not to enter into derivative financial instruments;
• potential acts of terrorism;
• actions of third party co-owners of interests in properties in which we also own an interest;
• fluctuations in interest rates; and
•
our ability to effectively integrate companies and properties that we acquire..

Forward Looking Statements (continued)
We believe that it is important to communicate our expectations of future performance to our investors.  However, events may occur in the future that we are unable to accurately predict, or over which we have no control.  You are cautioned not to place undue reliance on a forward-looking statement.  When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q.
Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas, the availability of capital from our revolving credit facilities and liquidity from capital markets. Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results. Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically.  A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital. Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile.
Effective January 1, 2010, the United States Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose not only "proved" reserves (i.e., quantities of oil and gas that are estimated to be recoverable with a high degree of confidence), but also "probable" reserves (i.e., quantities of oil and gas that are as likely as not to be recovered) as well as "possible" reserves
(i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). As noted above, statements of reserves are only estimates and may not correspond to the ultimate quantities of oil and gas recovered. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include estimated reserves not necessarily calculated in accordance with, or contemplated by, the SEC's latest reserve reporting guidelines. Investors are urged to consider closely the disclosure in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is available on our website at www.excoresources.com under the Investor Relations tab or by calling us at 214-368-2084.